EXHIBIT 99.5

Selection Criteria: non-Full Doc
Table of Contents

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin

1. Summary

Scheduled Principal Balance: $385,111,267
Number of Mortgage Loans: 1,551
Average Scheduled Principal Balance: $248,299
Weighted Average Gross Coupon: 7.448%
Weighted Average Net Coupon: 6.938%
Weighted Average Current FICO Score: 633
Weighted Average Original LTV Ratio: 77.14%
Weighted Average Combined Original LTV Ratio: 79.47%
Weighted Average Stated Remaining Term (months): 358
Weighted Average Seasoning(months): 1
Weighted Average Months to Roll: 23
Weighted Average Gross Margin: 6.98%
Weighted Average Initial Rate Cap: 3.00%
Weighted Average Periodic Rate Cap: 1.50%
Weighted Average Gross Maximum Lifetime Rate: 14.36%

2. Current Principal Balance

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Current Principal Balance	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
$50,000 & Below	66	$2,132,823	0.55%	11.16%	661	$32,316	96.33%	0.00%	97.66%
$50,001 - $75,000	111	6,768,384	1.76	9.875	625	60,976	83.99	0	75.77
$75,001 - $100,000	116	10,333,349	2.68	8.844	640	89,081	82.17	0	82.28
$100,001 - $125,000	105	11,801,060	3.06	8.268	641	112,391	81.48	0	88.63
$125,001 - $150,000	104	14,506,992	3.77	7.98	621	139,490	77.74	0	91.45
$150,001 - $200,000	200	35,194,035	9.14	7.814	614	175,970	75.5	0	93.4
$200,001 - $250,000	172	38,645,148	10.03	7.578	617	224,681	77.23	0	91.1
$250,001 - $300,000	155	42,625,439	11.07	7.383	631	275,003	78.13	0	89.14
$300,001 - $350,000	148	48,024,541	12.47	7.27	632	324,490	80.46	0	93.24
$350,001 - $400,000	110	41,686,771	10.82	7.183	627	378,971	78.09	0	95.41
$400,001 & Above	264	133,392,724	34.64	7.062	644	505,275	80.97	0	96.11
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

3. Current Rate

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Current Rate	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
4.99 & Below	1	$300,000	0.08%	4.99%	700	$300,000	80.00%	0.00%	100.00%
5.00 - 5.49	6	2,304,477	0.6	5.345	679	384,079	75.04	0	82.49
5.50 - 5.99	55	19,932,563	5.18	5.873	684	362,410	76.41	0	100
6.00 - 6.49	116	38,863,050	10.09	6.273	668	335,026	77.78	0	97.08
6.50 - 6.99	320	103,780,222	26.95	6.766	651	324,313	79.05	0	95.67
7.00 - 7.49	223	63,472,474	16.48	7.26	633	284,630	79.72	0	94.69
7.50 - 7.99	286	71,157,387	18.48	7.748	622	248,802	81	0	89.31
8.00 - 8.49	119	26,374,262	6.85	8.251	591	221,632	80.34	0	88.59
8.50 - 8.99	126	24,239,612	6.29	8.727	591	192,378	79.87	0	85.57
9.00 & Above	299	34,687,220	9.01	10.098	587	116,011	80.11	0	90.4
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

4. Credit Score

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Credit Score	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
740 & Above	60	$16,838,903	4.37%	7.07%	761	$280,648	82.66%	0.00%	91.23%
720 - 739	50	10,892,165	2.83	7.158	728	217,843	81.96	0	92.33
700 - 719	87	20,767,608	5.39	7.07	711	238,708	84.07	0	96.9
680 - 699	122	30,809,911	8	7.214	690	252,540	84.08	0	96.24
660 - 679	176	48,201,801	12.52	7.055	669	273,874	81.81	0	95.95
640 - 659	266	68,211,564	17.71	7.111	648	256,434	81	0	94.52
620 - 639	257	58,729,633	15.25	7.315	630	228,520	80	0	92.07
600 - 619	111	31,719,309	8.24	7.378	610	285,760	79.42	0	88.74
580 - 599	69	17,591,648	4.57	7.475	589	254,951	78.5	0	80.7
560 - 579	80	18,390,705	4.78	7.886	569	229,884	74.34	0	86.23
540 - 559	87	19,289,357	5.01	8.076	549	221,717	73.21	0	96.71
520 - 539	94	22,336,341	5.8	8.655	530	237,621	71.9	0	95.71
500 - 519	92	21,332,322	5.54	8.814	509	231,873	71.8	0	93.94
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

5. Lien

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Lien	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
1st	1,379	$373,880,473	97.08%	7.35%	631	$271,124	78.88%	0.00%	92.82%
2nd	172	11,230,794	2.92	10.679	684	65,295	99.11	0	100
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

6. Combined Original LTV

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Combined Original LTV	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
60.00 & Below	96	$20,121,871	5.22%	7.57%	590	$209,603	50.92%	0.00%	92.82%
60.01 - 70.00	159	40,119,522	10.42	8.023	589	252,324	66.9	0	89.47
70.01 - 80.00	879	235,952,033	61.27	7.164	638	268,432	79.16	0	92.12
80.01 - 85.00	42	14,718,377	3.82	7.251	623	350,438	84.28	0	94.32
85.01 - 90.00	132	40,455,409	10.5	7.344	631	306,480	89.85	0	95.68

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Combined Original LTV	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
90.01 - 95.00	37	6,317,701	1.64	8.224	676	170,749	94.97	0	100
95.01 - 100.00	206	27,426,353	7.12	9.053	678	133,138	99.97	0	100
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

7. Original LTV

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Original LTV	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
60.00 & Below	268	$31,352,665	8.14%	8.68%	624	$116,988	68.18%	0.00%	95.39%
60.01 - 70.00	159	40,119,522	10.42	8.023	589	252,324	66.9	0	89.47
70.01 - 80.00	878	235,842,073	61.24	7.162	638	268,613	79.16	0	92.12
80.01 - 85.00	42	14,718,377	3.82	7.251	623	350,438	84.28	0	94.32
85.01 - 90.00	128	40,290,984	10.46	7.334	631	314,773	89.85	0	95.66
90.01 - 95.00	17	5,277,140	1.37	7.772	675	310,420	94.97	0	100
95.01 - 100.00	59	17,510,505	4.55	8.116	675	296,788	99.96	0	100
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

8. Documentation

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Documentation	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
Stated	1,451	$356,028,703	92.45%	7.46%	635	$245,368	79.13%	0.00%	93.12%
Easy	100	29,082,564	7.55	7.306	599	290,826	83.59	0	91.95
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

9. Purpose

Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Purpose	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
CASHOUT REFI	760	$197,042,943	51.17%	7.62%	607	$259,267	76.54%	0.00%	93.66%

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Purpose	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
PURCHASE	778	185,077,197	48.06	7.275	661	237,888	82.66	0	92.24
RATE/TERM REFI	13	2,991,127	0.78	6.879	628	230,087	74.93	0	100
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

10. Occupancy

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Occupancy	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
OWNER OCCUPIED	1,412	$358,262,687	93.03%	7.42%	633	$253,727	79.71%	0.00%	100.00%
NON OWNER	113	19,408,734	5.04	8.144	627	171,759	76.75	0	0
SECOND HOME	26	7,439,845	1.93	7.096	622	286,148	75.04	0	0
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

11. Property Type

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Property Type	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
SINGLE FAMILY	1,205	$296,478,611	76.99%	7.46%	630	$246,040	79.27%	0.00%	94.71%
2-4 FAMILY	223	63,174,050	16.4	7.403	640	283,292	80.07	0	88.32
CONDO	123	25,458,606	6.61	7.447	644	206,981	80.35	0	85.14
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

12. State

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
State	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
CA	438	$132,961,796	34.53%	7.15%	638	$303,566	77.61%	0.00%	95.71%
NY	187	57,775,776	15	7.278	641	308,961	80.79	0	95.1
NJ	153	40,694,381	10.57	7.735	617	265,976	79.71	0	94.54
FL	160	27,518,394	7.15	7.87	625	171,990	80.41	0	83.28

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
State	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
IL	88	16,121,747	4.19	7.85	612	183,202	79.7	0	91.77
MA	54	15,137,061	3.93	7.629	626	280,316	80.21	0	90.64
VA	47	12,869,253	3.34	7.786	630	273,814	78.79	0	94.7
MD	53	12,649,482	3.28	7.592	634	238,669	80.89	0	89.28
HI	28	7,402,656	1.92	7.198	637	264,381	77.84	0	93.62
GA	48	7,309,893	1.9	8.017	637	152,289	82.83	0	80.31
Other	295	54,670,828	14.2	7.616	634	185,325	81.25	0	91.22
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

13. Zip

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Zip	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
92688	5	$2,179,578	0.57%	6.67%	677	$435,916	83.71%	0.00%	100.00%
92860	5	2,169,695	0.56	6.804	671	433,939	80.45	0	67.32
11208	5	1,782,379	0.46	7.746	670	356,476	88.21	0	100
11435	5	1,655,612	0.43	6.894	657	331,122	84.82	0	100
11221	7	1,646,903	0.43	8.173	657	235,272	85.67	0	100
2149	5	1,641,561	0.43	7.49	646	328,312	80.81	0	71.02
11236	6	1,518,789	0.39	7.425	686	253,132	84	0	100
94590	5	1,515,612	0.39	6.654	708	303,122	82.87	0	100
92345	5	1,499,188	0.39	6.708	655	299,838	80.89	0	100
94533	5	1,485,578	0.39	7.128	654	297,116	77.82	0	100
Other	1,498	368,016,370	95.56	7.462	631	245,672	79.31	0	93.03
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

14. Remaining Months to Maturity

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Remaining Months to Maturity	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
1 - 180	10	$354,150	0.09%	9.22%	633	$35,415	68.25%	0.00%	100.00%
181 - 240	15	534,877	0.14	10.902	691	35,658	99.67	0	100
241 - 360	1,526	384,222,240	99.77	7.442	633	251,784	79.45	0	93.01
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

15. Amortization Type

							Weighted
			Pct. Of				Avg.
			Pool By		Weighted	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Avg.	Principal	Original	Pct. Full	Pct. Owner
Amortization Type	of Loans	Balance	Balance	Gross Coupon	Current FICO	Balance	LTV	Doc	Occupied
2 Year ARM	1,060	$273,610,589	71.05%	7.54%	620	$258,123	78.90%	0.00%	90.88%
2 Year ARM IO	186	65,292,526	16.95	6.631	672	351,035	80.15	0	99.38
Fixed	276	37,586,292	9.76	8.283	655	136,182	82.02	0	96.46
3 Year ARM	15	4,693,193	1.22	7.029	649	312,880	79.73	0	98.84
5 Year ARM	10	2,465,268	0.64	7.294	619	246,527	82.56	0	96.3
3 Year ARM IO	4	1,463,400	0.38	6.318	681	365,850	83.93	0	100
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

16. Initial Periodic Cap

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Initial Periodic Cap	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
0	276	$37,586,292	9.76%	8.28%	655	$136,182	82.02%	0.00%	96.46%
3	1,275	347,524,975	90.24	7.358	630	272,569	79.19	0	92.66
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

17. Periodic Cap

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Periodic Cap	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
0	276	$37,586,292	9.76%	8.28%	655	$136,182	82.02%	0.00%	96.46%
1.5	1,275	347,524,975	90.24	7.358	630	272,569	79.19	0	92.66
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

18. Months to Rate Reset

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number		Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Months to Rate Reset	of Loans	Principal Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
<= 0	276	$37,586,292	9.76%	8.28%	655	$136,182	82.02%	0.00%	96.46%
13 - 24	1,246	338,903,115	88	7.368	630	271,993	79.14	0	92.51
25 - 36	19	6,156,593	1.6	6.86	657	324,031	80.73	0	99.12
49 >=	10	2,465,268	0.64	7.294	619	246,527	82.56	0	96.3
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

19. Life Maximum Rate

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Life Maximum Rate	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
0.00 - ?.01	276	$37,586,292	9.76%	8.28%	655	$136,182	82.02%	0.00%	96.46%
0.00 - 11.99	1	300,000	0.08	4.99	700	300,000	80	0	100
12.00 - 12.49	6	2,304,477	0.6	5.345	679	384,079	75.04	0	82.49
12.50 - 12.99	52	18,957,186	4.92	5.867	687	364,561	76.81	0	100
13.00 - 13.49	108	36,778,862	9.55	6.271	668	340,545	78.52	0	96.91
13.50 - 13.99	294	95,204,108	24.72	6.765	649	323,823	79.28	0	95.55
14.00 - 14.49	199	56,957,109	14.79	7.261	632	286,217	80.22	0	94.88
14.50 - 14.99	266	66,433,932	17.25	7.747	623	249,752	81.27	0	88.55
15.00 - 15.49	112	24,916,301	6.47	8.254	590	222,467	80.47	0	89.33
15.50 - 15.99	108	22,050,930	5.73	8.717	585	204,175	79.64	0	84.52
16.00 & Above	129	23,622,069	6.13	9.792	546	183,117	72.11	0	86.72
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

20. Margin

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Margin	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
0.00 - ?.01	276	$37,586,292	9.76%	8.28%	655	$136,182	82.02%	0.00%	96.46%
5.50 - 5.99	1	300,000	0.08	4.99	700	300,000	80	0	100
6.00 - 6.49	9	3,388,577	0.88	5.401	696	376,509	75.74	0	88.09

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By		Avg.	Avg.	Combined
	Number	Principal	Principal	Weighted Avg.	Current	Principal	Original	Pct. Full	Pct. Owner
Margin	of Loans	Balance	Balance	Gross Coupon	FICO	Balance	LTV	Doc	Occupied
6.50 - 6.99	1,265	343,836,398	89.28	7.38	630	271,807	79.23	0	92.7
Total:	1,551	$385,111,267	100.00%	7.45%	633	$248,299	79.47%	0.00%	93.03%

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.